Dear Shareholder:

Over the six-month period that ended December 31, 1999, Centennial Government Trust produced an annualized yield of 4.34% and an annualized yield, including the effects of compounding was 4.45%. On December 31, 1999, the Fund's seven-day and compounded seven-day yields were 4.87% and 4.99%, respectively./1/ These returns were generally higher than the yields reported six months ago, primarily because of higher short-term interest rates during the reporting pe-riod.

When the reporting period began, the Federal Reserve had just initiated the first interest-rate increase of 1999. The rate hike was a pre-emptive response to concerns that stronger-than-expected economic growth might rekindle long-dormant inflationary pressures. These inflation concerns were fueled by positive economic news from overseas, where the worst of the economic malaise appeared to be over for Japan, Asia and Latin America, and within the United States, where unemployment reached historical lows and consumers appeared to be spending more than they were earning. The Federal Reserve Board subsequently raised interest rates twice more during the summer and fall of 1999, effectively offsetting all of the previous year's rate cuts.

U.S. government securities were also affected by Y2K-related concerns. Although the investment community's consensus opinion appeared to be that the U.S. fi-nancial system was prepared for the advent of the year 2000, many government agencies decided to play it safe by issuing relatively

    1. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.

longer term money-market securities over the summer and early fall of 1999. These securities generally featured maturity dates in January and February of 2000, reducing the need for issuers to return to the marketplace close to year-end 1999. However,because so many money market issuers came to market at the same time, they were compelled to increase their securities'yields in order to attract investor interest. Fund shareholders generally benefitedfrom these higher yields.

Under these market conditions, we fo-cused primarily on enhancing the Fund's yield in a way that was consistent with liquidity and capital preservation. We generally found the most attractive yieldsin U.S. government agency securities, which comprised 99% of the portfolio as of December 31. In contrast, we found few oppor-tunities in U.S. Treasury bills, which werein relatively short supply because of the federal budget surplus.

Thank you for your continued confi- dence and participation in Centennial Government Trust. We look forward to helping you achieve your financial goals in 2000 and beyond.

Sincerely,

/s/ James C. Swain

James C. Swain
Chairman
Centennial Government Trust


/s/ Bridget A. Macaskill

Bridget A. Macaskill
President
Centennial Government Trust

January 24, 2000

Statement of Investments December 31, 1999 (Unaudited)

Centennial Government Trust

                                                          Face        Value
                                                         Amount    See Note 1
                                                       ----------- -----------
Direct Bank Obligations--0.6%
Student Loan Marketing Assn., guaranteeing commercial
 paper of Nebhelp, Inc.:
 5.85%, 1/21/00(/1/).................................. $ 7,791,000 $ 7,765,679
                                                                   -----------
U.S. Government Agencies--98.4%
Federal Farm Credit Bank:
 5.60%, 3/1/00........................................  22,980,000  22,970,558
 5.81%, 4/20/00.......................................  20,536,000  20,171,429
Federal Home Loan Bank:
 4.86%, 1/14/00.......................................  19,875,000  19,874,277
 4.90%, 1/14/00.......................................  16,480,000  16,479,860
 4.91%, 2/9/00........................................   8,000,000   7,991,733
 4.935%, 1/19/00......................................   5,875,000   5,875,007
 4.98%, 3/29/00.......................................  26,250,000  26,205,651
 5.00%, 1/11/00.......................................  25,000,000  25,000,000
 5.07%, 3/17/00.......................................   7,000,000   6,989,212
 5.16%, 3/8/00-3/22/00................................  29,700,000  29,656,187
 5.48%, 1/31/00.......................................  35,000,000  34,840,125
 5.58%, 2/24/00.......................................  25,000,000  24,790,750
 5.59%, 2/25/00.......................................  25,000,000  24,786,493
 5.79%, 4/10/00.......................................  15,679,000  15,426,829
 5.923%, 4/7/00(/2/)..................................  15,000,000  14,998,442
 5.953%, 4/14/00(/2/).................................  25,000,000  24,998,579
Federal Home Loan Mortgage Corp.:
 5.227%, 5/18/00(/2/).................................  10,000,000   9,996,984
 5.48%, 2/10/00.......................................  25,000,000  24,847,778
 5.50%, 1/14/00.......................................  25,000,000  24,950,347
 5.51%, 1/20/00-1/27/00...............................  50,000,000  49,827,813
 5.52%, 1/21/00-2/2/00................................  80,000,000  79,697,166
 5.53%, 1/10/00.......................................  25,000,000  24,965,438
 5.54%, 2/14/00-3/8/00................................  38,145,000  37,840,190
 5.55%, 2/23/00-2/29/00...............................  75,000,000  74,364,062
 5.555%, 3/30/00......................................  29,117,000  28,717,131
 5.587%, 4/13/00......................................  25,000,000  24,600,374
 5.61%, 3/23/00.......................................  25,000,000  24,680,542
 5.63%, 3/21/00.......................................  25,000,000  24,687,222
 5.82%, 4/3/00-4/20/00................................  38,190,000  37,574,588
 6.25%, 1/5/00........................................  65,000,000  64,954,861

Centennial Government Trust


                                                       Face          Value
                                                      Amount       See Note 1
                                                    -----------  --------------
U.S. Government Agencies (Continued)
Federal National Mortgage Assn.:
 4.82%, 1/28/00.................................... $26,000,000  $   25,980,413
 4.94%, 7/17/00(/2/)...............................  20,000,000      19,994,605
 5.296%, 8/4/00(/2/)...............................  15,000,000      14,993,597
 5.53%, 4/24/00....................................  30,000,000      29,474,651
 5.54%, 1/19/00....................................  24,100,000      24,033,243
 5.56%, 2/17/00....................................  33,031,000      32,790,707
 5.58%, 2/7/00.....................................  25,000,000      24,856,625
 5.67%, 4/7/00.....................................  20,000,000      19,694,450
 6.10%, 2/10/00....................................  25,000,000      25,005,440
 6.30%, 8/2/00(/2/)................................  20,000,000      19,992,107
 5.94%, 2/5/00(/2/)................................  20,000,000      19,995,754
FNMA Master Credit Facility:
 5.58%, 2/1/00.....................................  25,000,000      24,879,875
 5.66%, 3/1/00.....................................  25,000,000      24,764,167
Overseas Private Investment Corp.:
 5.725%, 1/20/07(/2/)(/3/).........................   3,750,000       3,765,894
 5.813%, 1/17/17(/2/)(/3/).........................   2,876,986       2,905,415
Student Loan Marketing Assn.:
 4.91%, 4/17/00(/2/)...............................  30,000,000      29,997,420
 4.93%, 2/8/00.....................................  15,000,000      14,999,900
 4.96%, 9/15/00(/2/)...............................  25,000,000      24,994,831
                                                    -----------  --------------
Total U.S. Government Agencies.....................               1,235,878,722
                                                                 --------------
Total Investments, at Value........................        99.0%  1,243,644,401
                                                                 --------------
Other Assets Net of Liabilities....................         1.0      12,164,534
                                                    -----------  --------------
Net Assets.........................................       100.0% $1,255,808,935
                                                    ===========  ==============

Direct bank obligations are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $7,765,679, or 0.62% of the Trust's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents a restricted security which is considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Such securities amount to $6,671,309, or 0.53% of the Trust's net assets. The Trust may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.

Statement of Assets and Liabilities December 31, 1999 (Unaudited)

Centennial Government Trust

ASSETS
Investments, at value--see accompanying statement............. $1,243,644,401
Cash..........................................................      6,495,023
Receivables and other assets:
 Shares of beneficial interest sold...........................     12,636,917
 Interest.....................................................      6,689,494
 Other........................................................         68,520
                                                               --------------
  Total assets................................................  1,269,534,355
                                                               --------------
LIABILITIES
Payables and other liabilities:
 Shares of beneficial interest redeemed.......................     13,078,242
 Dividends....................................................        171,403
 Service plan fees............................................        132,533
 Transfer and shareholder servicing agent fees................         65,802
 Trustees' compensation.......................................            455
 Other........................................................        276,985
                                                               --------------
  Total liabilities...........................................     13,725,420
                                                               --------------
NET ASSETS.................................................... $1,255,808,935
                                                               ==============
COMPOSITION OF NET ASSETS
Paid-in capital............................................... $1,256,373,954
Accumulated net realized loss on investment transactions......       (565,019)
                                                               --------------
NET ASSETS--applicable to 1,256,373,954 shares of beneficial interest outstanding......................................... $1,255,808,935
                                                               ==============
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER
 SHARE........................................................          $1.00

See accompanying Notes to Financial Statements.

Statement of Operations For the Six Months Ended December 31, 1999 (Unaudited)

Centennial Government Trust


INVESTMENT INCOME
Interest........................................................... $33,588,183
                                                                    -----------
EXPENSES
Management fees....................................................   2,845,115
Service plan fees..................................................   1,264,279
Transfer and shareholder servicing agent fees......................     392,510
Shareholder reports................................................      43,323
Custodian fees and expenses........................................      24,046
Trustees' compensation.............................................       7,890
Other..............................................................     206,926
                                                                    -----------
  Total expenses...................................................   4,784,089
Less expenses paid indirectly......................................     (16,726)
                                                                    -----------
Net expenses.......................................................   4,767,363
                                                                    -----------
NET INVESTMENT INCOME..............................................  28,820,820
                                                                    -----------

NET REALIZED LOSS ON INVESTMENTS...................................      (3,267)
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $28,817,553
                                                                    ===========


See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

Centennial Government Trust


                                              Six Months Ended
                                              December 31, 1999   Year Ended
                                                 (Unaudited)    June 30, 1999
                                              ----------------- --------------
OPERATIONS
Net investment income.......................   $   28,820,820   $   54,416,410
Net realized gain (loss)....................           (3,267)         121,184
                                               --------------   --------------
Net increase in net assets resulting from
 operations.................................       28,817,553       54,537,594
                                               --------------   --------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLD-
 ERS........................................      (28,820,820)     (54,416,410)
                                               --------------   --------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
 beneficial interest transactions...........       42,690,894       80,656,449
                                               --------------   --------------
NET ASSETS
Total increase..............................       42,687,627       80,777,633
Beginning of period.........................    1,213,121,308    1,132,343,675
                                               --------------   --------------
End of period...............................   $1,255,808,935   $1,213,121,308
                                               ==============   ==============


See accompanying Notes to Financial Statements.

Financial Highlights

Centennial Government Trust


                          Six Months Ended
                            December 31,         Year Ended June 30,
                          1999 (Unaudited)  1999    1998         1997        1996        1995
                          ---------------- ------  ------       ------       -----       -----
PER SHARE OPERATING DATA
Net asset value,
 beginning of period....       $ 1.00      $ 1.00  $ 1.00       $ 1.00       $1.00       $1.00
Income from investment
 operations--net
 investment income and
 net realized gain......          .02         .04     .05          .05         .05         .05
Dividends and/or
 distributions to
 shareholders...........         (.02)       (.04)   (.05)        (.05)       (.05)       (.05)
                               ------      ------  ------       ------       -----       -----
Net asset value, end of
 period.................       $ 1.00      $ 1.00  $ 1.00       $ 1.00       $1.00       $1.00
                               ======      ======  ======       ======       =====       =====
TOTAL RETURN(/1/).......         2.34%       4.47%   4.93%        4.75%       4.91%       4.93%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)...       $1,256      $1,213  $1,132       $1,027       $ 942       $ 893
Average net assets (in
 millions)..............       $1,256      $1,245  $1,117       $1,032       $ 962       $ 719
Ratios to average net
 assets:(/2/)
Net investment income...         4.55%       4.37%   4.82%        4.65%       4.83%       4.81%
Expenses................         0.76%       0.74%   0.75%(/3/)   0.76%(/3/)  0.77%(/3/)  0.80%(/3/)

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods less than one full year.
2. Anualized for periods less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

Notes to Financial Statements (Unaudited)

Centennial Government Trust


1. Significant Accounting Policies

Centennial Government Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment objective is to seek a high level of current income that is consistent with the preservation of capital and the maintenance of liquidity. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc.
(OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Repurchase Agreements. The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 1999, the Trust had available for federal income tax purposes an unused capital loss carryover of approximately $550,000, which expires between 2003 and 2005.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Other. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial Government Trust


2. Shares of Beneficial Interest

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                          Six Months Ended December 31,
                                       1999                   Year Ended June 30, 1999
                          -------------------------------  -------------------------------
                              Shares          Amount           Shares          Amount
                          --------------  ---------------  --------------  ---------------
Sold....................   1,795,210,024  $ 1,795,210,024   3,478,267,909  $ 3,478,267,909
Dividends and/or distri-
 butions reinvested.....      29,836,266       29,836,266      53,427,071       53,427,071
Redeemed................  (1,782,355,396)  (1,782,355,396) (3,451,038,531)  (3,451,038,531)
                          --------------  ---------------  --------------  ---------------
Net increase............      42,690,894  $    42,690,894      80,656,449  $    80,656,449
                          ==============  ===============  ==============  ===============

3. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust, which provides for a fee of 0.50% of the first $250 million of the Trust's net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million, and 0.40% of the next $250 million, 0.375% of the next $250 million and 0.35% of net assets in excess of $1.5 billion.

The Manager has agreed to reimburse the Trust if aggregate expenses (with specified exceptions) exceed the lesser of 1.50% of the first $30 million of average annual net assets of the Trust, plus 1% of average annual net assets in excess of $30 million; or 25% of the total annual investment income of the Trust. The Trust's management fee for the six months ended December 31, 1999 was 0.45% of average annual net assets, annualized for periods of less than one full year.

Transfer Agent Fees. Shareholder Services, Inc. (SSI), a subsidiary of the Manager, is the transfer and shareholder servicing agent for the Trust and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Service Plan Fees. Under an approved plan of distribution, the Trust may expend up to 0.20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing Trust shares. During the six months ended December 31, 1999, the Trust paid $59,345 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

Centennial Government Trust

             Officers and Trustees
             James C. Swain, Trustee and
              Chairman of the Board
             Bridget A. Macaskill, Trustee and President
             Robert G. Avis, Trustee
             William A. Baker, Trustee
             George C. Bowen, Trustee
             Jon S. Fossel, Trustee
             Sam Freedman, Trustee
             Raymond J. Kalinowski, Trustee
             C. Howard Kast, Trustee
             Robert M. Kirchner, Trustee
             Ned M. Steel, Trustee
             Carol E. Wolf, Vice President
             Arthur J. Zimmer, Vice President
             Andrew J. Donohue, Vice President and
               Secretary
             Brian W. Wixted, Treasurer
             Robert G. Zack, Assistant Treasurer
             Robert J. Bishop, Assistant Treasurer
             Scott T. Farrar, Assistant Treasurer

             Investment Advisor and Distributor
             Centennial Asset Management Corporation

             Transfer and Shareholder Servicing Agent
             Shareholder Services, Inc.

             Custodian of Portfolio Securities
             Citibank, N.A.

             Independent Auditors
             Deloitte & Touche LLP

             Legal Counsel
             Myer, Swanson, Adam & Wolf, P.C.

             The financial statements included herein have been taken from the records of the Trust without examination of the independent auditors.

             This copy of a report to shareholders of Centennial Government Trust. This report must be preceded or accompanied by a Prospectus of Centennial Government Trust. For material information concerning the Trust, see the Prospectus.

             For shareholder servicing call:
             1.800.525.9310(in U.S.)
             303.671.3200(outside U.S.)

             Or write:
             Shareholder Services, Inc.
             Denver, CO 80217-5143



1999 Semiannual Report



Centennial
Government
Trust


December 31, 1999